UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 North Main Street Fairport, NY	14450
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of a Director

On June 10, 2022, Phillip A. McFillin was named Vice President and General Counsel of Cryptyde, Inc., a subsidiary of Vinco Ventures, Inc. (the “Company”), following which Mr. McFillin resigned as a member of the Company’s Board of Directors (the “Board”). Mr. McFillin did not serve on any Board committees at the time of his resignation and did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of a New Director

On June 10, 2022, the Board appointed Mr. John Robert Colucci to serve as a member of the Board and each of the Audit Committee, the Compensation Committee and Nominating and Corporate Governance Committee.

John Colucci

Mr. Colucci age 42, has over 21 years of experience in senior management, business development, advertising, marketing and strategy development. Mr. Colucci is currently the President of American Marketing & Mailing Services, Inc., a full service advertising agency supplying clients with custom marketing campaigns designed to meet their business goals. Mr. Colucci was previously the Vice President at C Solutions Marketing Inc. for eleven years and Vice President of Business Development and Strategy at Biggross.com for eleven years.

Related Party Transactions

There is no arrangement or understanding between Mr. Colucci and any other persons pursuant to which Mr. Colucci was selected as a director. There are no family relationships between Mr. Colucci and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Colucci had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 16, 2022

VINCO VENTURES, INC.

By:	/s/ Lisa King
Name:	Lisa King
Title:	Chief Executive Officer